UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 6/8/2012

Nationstar Mortgage Holdings Inc. (Exact name of registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation or organization)	NATIONSTAR MORTGAGE LLC (Exact name of registrant as specified in its charter) Delaware (State or other jurisdiction of incorporation or organization)
6162 (Primary standard industrial classification code number)	6162 (Primary standard industrial classification code number)
001-35449 (Commission File Number)	333-171370 (Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,
including area code, of principal executive offices)

75-2921540

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,
including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 12, 2012, Nationstar Mortgage LLC, a Delaware limited liability company (“Nationstar”) entered into an amended and restated asset purchase agreement (the “Amended and Restated Asset Purchase Agreement”) with Aurora Bank FSB, a federal savings bank organized under the laws of the United States, and Aurora Loan Services LLC, a Delaware limited liability company (collectively with Aurora Bank FSB, the “Sellers”). The Amended and Restated Asset Purchase Agreement restates the asset purchase agreement that Nationstar and the Sellers originally entered into on March 6, 2012 (the “Asset Purchase Agreement”) and amends it solely to incorporate the terms of the two letter agreements that Nationstar entered into on June 1, 2012 (the “Letter Agreements”) and an amendment to the Asset Purchase Agreement that Nationstar entered into on June 8, 2012 for the purpose of implementing one of the Letter Agreements. The material terms of the Letter Agreements are described in the Current Report on Form 8-K filed on June 7, 2012, which description is hereby incorporated by reference.

Pursuant to the Amended and Restated Asset Purchase Agreement, on June 12, 2012, Nationstar and the Sellers closed on a portion of Nationstar’s purchase of the mortgage servicing rights (the “MSRs”) and servicing advance receivables, which portion relates to loans in government-sponsored enterprise pools, with an unpaid principal balance of approximately $16.1 billion. The closing date for the remaining MSRs and servicing advance receivables and the other assets contemplated by the Amended and Restated Asset Purchase Agreement is expected to occur on or about June 26, 2012.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this Current Report pursuant to Item 1.01.

(d) Exhibits

10.1	Amended and Restated Asset Purchase Agreement, dated as of June 12, 2012, among Aurora Bank FSB, Aurora Loan Services LLC and Nationstar Mortgage LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage LLC

Date: June 14, 2012	By:	/S/ Anthony W. Villani

Anthony W. Villani, Esq.

Secretary

Nationstar Mortgage Holdings Inc.

By:	/S/ Anthony W. Villani

Anthony W. Villani, Esq.

Executive Vice President and General Counsel

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